MIDLAND

The Midland Company

Presentation By:

John W. Hayden
President & Chief Executive Officer

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

April 9, 2003

Forward Looking Statements

MIDLAND

Certain statements made in this presentation are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include certain discussions relating to underwriting, premium and investment income volume, business strategies, profitability and business relationships, as well as any other statements concerning the year 2003 and beyond. The forward-looking statements involve risks and uncertainties that may cause results to differ materially from those anticipated in those statements. Factors that might cause results to differ from those anticipated include, without limitation, adverse weather conditions, changes in underwriting results affected by adverse economic conditions, fluctuations in the investment markets, changes in the retail marketplace, changes in the laws or regulations affecting the operations of the company or its subsidiaries, changes in the business tactics or strategies of the company, its subsidiaries or its current or anticipated business partners, the financial condition of the company's business partners, acquisitions or divestitures, changes in market forces, litigation and the other risk factors that have been identified in the company's filings with the SEC, any one of which might materially affect the operations of the company or its subsidiaries. Any forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

MIDLAND

Key Investment Considerations

The Midland Company - MLAN (Nasdaq)

- Specialty Insurance Company
  (American Modern Insurance Group)
- Target Defensible Niches
  - √ Market leader in manufactured housing insurance with over 35 years experience
  - √ Motorcycle, watercraft, dwelling fire, etc
  - √ Multiple distribution channels
  - √ "A+" (Superior) rating by A.M. Best
  - √ Ward's Top 50 P&C insurance companies
  - √ Forbes "200 Best Small Companies" - October 29, 2001
- Superior Growth and Underwriting Results
- Management Experience and Depth
- Attractive Valuation

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Major Product Categories











SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MLAN Annualized Total Return

Periods Ending December 31, 2002 (MLAN $19.00)



FIVE YEARS
20%
15%
10%
5%
0%
-5%
The Midland Company
S&P 600
S&P P&C
Russell 2000
13.7%
-0.6%
-2.4%
-1.2%



TEN YEARS
20%
15%
10%
5%
0%
The Midland Company
S&P 600
S&P P&C
Russell 2000
11.0%
9.3%
8.1%
5.7%



FIFTEEN YEARS
20%
15%
10%
5%
0%
The Midland Company
S&P 600
Russell 2000
13.4%
11.4%
8.0%



TWENTY YEARS
20%
15%
10%
5%
0%
The Midland Company
S&P 600
Russell 2000
17.5%
12.7%
7.6%

MIDLAND

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

Long-Term Financial Objectives

1. 15% Return on Beginning Equity
   - √ 95.5% Combined Ratio
   - √ 2.3:1 Premium to Surplus Ratio
2. 12% Top-Line Growth
3. 12% Growth in EPS
4. 15% Growth in Book Value Per Share

ROBE vs. Industry Benchmark

3 Year Average ROBE - December 31, 2002


10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.0%
10.0%
7.2%
6.4%
Total
Operating
Midland
Select Industry Group *

* Represents 14 selected P&C companies

- ALL, AFG, AIG, BWINB, CINF, HGIC, HMN, MCY, MKL, PGR, PHLY, RLI, SAFC, STFC

MIDLAND

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

Underwriting Results vs. Industry

AMIG Statutory Combined Ratio vs. Industry



AMIG
P&C Industry
120%
115%
110%
105%
100%
95%
90%
85%
80%
93
94
95
96
97
98
99
'00
'01
'02

10 Year Average
Industry 107.5%
Difference 10.7%
AMIG 96.8%

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Industry Source: A.M. Best Company

Premium Growth

MIDLAND

Direct and Assumed Written Premium – P&C


10 Year CAGR = 13.3%
(in millions)
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
93
94
95
96
97
98
99
'00
'01
'02

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Premium Growth vs. Industry

MIDLAND

10-Year Compounded Annual Premium Growth Rate

Through December 31, 2002



14%
12%
10%
8%
6%
4%
2%
0%
13.3%
5.0%
American Modern
P&C Industry - Est.

Industry Source: A.M. Best Company

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

EPS Growth

MIDLAND

Operating/Net Earnings Per Share (twelve months)



10 Year Operating EPS CAGR of 10.2%
EPS - Capital Losses
EPS - Capital Gains
EPS - Operating
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.43
$1.21
$1.65
$1.53
$1.89
$1.70
$1.51
$1.44
$1.06
$1.39
1998
1999
2000
2001
2002

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Market and Book Value Growth

MIDLAND



$25
$20
$15
$10
$5
$0
77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02
5/87 2 for 1 split
5/98 3 for 1 split
7/02 2 for 1 split

CAGR (12/31/02)	1 Yr.	5 Yr.	10 Yr.	25 Yr. *
Market Value	-13.2%	12.6%	9.7%	17.8%
Book Value	6.5%	10.8%	10.9%	10.8%

Shareholders have received the above growth in book and market values plus the annual dividend paid.

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Dividend Growth

MIDLAND

Increased 16 Consecutive Years


17 Year CAGR = 10.8%
$0.20
$0.15
$0.10
$0.05
$0.00
(per share)
'87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

Mission • Vision • Values

MISSION

To enhance shareholder value by being an **indispensable partner** to customers in chosen markets by providing value adding specialty insurance products and services.

VISION

We will create **sustainable competitive advantage** by providing our policyholders, associates and business partners with products, services and relationships **they value more** than those offered by our competitors.

VALUES

Integrity * Win/Win * Team * Personal Growth * Humility * Creativity * Propriety * Sharing/Caring * Strong Work Ethic

Strategy And Focus

Generic Corporate Strategy:

Differentiation, Compete on Value Not Price

Driving Force:

Distribution Processes

Competitive Advantage:

Ability to Predict Results

MIDLAND

Management Experience & Depth

- ✓ 13 Senior Managers Average 17+ Years Industry Experience
- ✓ Each Senior Manager Has Between 4 and 7 Direct Reports
- ✓ Clear Succession In Place

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Key Operating Principles

1. Focus on Specialized Products
2. Employ Multiple Distribution Channels
3. Leverage Multiple Company Structure Across Distribution Channels
4. Consistently Produce an Underwriting Profit
5. Profit from Expert Claims Management
6. Reduce Earnings Volatility Via Risk Management
7. Strategically Deploy Technology

MIDLAND

1. Focus on Specialized Products

Dec. 31, 2002

Property & Casualty and Life

Direct & Assumed Written Premium


47%
13%
10%
8%
4%
3%
3%
3%
3%
2%
4%
Manufactured Housing - $304
Site Built Dwelling - $81
Motorcycle - $60
Credit Life - $48
Collateral Protection - $25
Recreational Vehicle - $21
Mortgage Fire - $20
Watercraft - $19
Commercial - Property - $18
Long Haul Truck - $12
All Other - $27
($ in millions)

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

2. Employ Multiple Distribution Channels

Dec, 31, 2002



Dec 31, 2000



Property & Casualty and Life

Direct & Assumed Written Premium

	12/02	12/00
Agency -	40%	22%
Point of Sale -	21%	26%
Lender -	19%	32%
Financial Services -	14%	12%
Strategic Alliances -	3%	3%
All Other -	3%	5%

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

Significant Business Partners

usbancorp.

THE CIT GROUP

Palm Harbor Homes EMERGMISER

The Very Best Home For Your Money

PALM HARBOR HOMES

Fifth Third Bank

SouthTrust Bank

CHASE

Champion Main

CHAMPION HOMES

CONSECO.

GreenPoint Financial

BOMBARDIER CAPITAL

PCFS Financial Services

Provident Bank

FLEETWOOD.

ASSOCIATES INSURANCE GROUP, INC.

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

3. Leverage Multiple Company Structure Across Distribution Channels


Multiple Company Structure
Specialty Product
Multi Faceted Distribution

- 6 Property & Casualty Companies
- 2 Life Companies
- 3 Agencies
- 3 Service Companies

4. Produce an Underwriting Profit

Ten-Year Average Statutory Underwriting Margin 12/31/02


6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
3.2%
-7.5%
AMIG
Industry

- Maintain pricing integrity
- Continuously monitor results
  - By product
  - By account
  - By state
  - By channel

5. Profit from Expert Claims Management

- Unique in-house staff adjuster training program
- Approximately 140 employee field staff adjusters


Field Adjuster Location

- 90% of 2002 Personal Lines claims settled by company employees
- 9% average cost savings per claim closed by company staff on average over the past five years

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

6. Reduce Earnings Volatility Via Risk Management

- Monitor and control geographic concentrations
- Apply catastrophe modeling
- Manage reinsurance structure and cost
- Analyze risk/reward profiles of business partners

★ Loss ratio 56% or less in 7 of last 10 years

★ 10-Year average loss ratio = 55.3%

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

7. Strategically Deploy Technology

- Leverage IT across all products, services and channels
- Utilize e-commerce to meet the needs of our customers and business partners (modernLINK®)
    - Processing policies & claims
    - Data gathering, warehousing & mining
    - Enable direct customer-initiated interaction

www.midlandcompany.com

www.amig.com

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Core Strategies


Profit
Growth
People

MIDLAND

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Supporting Profit Strategies


Profit
Growth
People

1. Leverage **Product Design and Pricing** Capabilities
2. Benefit from Superior **Underwriting Practices**
3. Consciously **Manage Expenses**
4. Maximize **Policyholder Retention**
5. Proactively Manage **Account Selection Process**

MIDLAND

Supporting Growth Strategies


Profit
Growth
People

1. Target **Organic Growth** First

2. Maximize **Policyholder Retention**

3. Pursue **Strategic Alliance Partnerships**

4. Capture **Fee Income Opportunities**

5. Make **Strategically Appropriate Acquisitions**

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

Supporting People Strategies


Profit
Growth
People

1. Put the **Right People in the Right Jobs**

2. Provide **Clear Leadership**

3. Establish a **Common Framework**

4. Maximize Impact of **Performance Management**

5. Assure **Resource Adequacy**

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Investment Portfolio

MIDLAND

High Quality Diversified Investment Portfolio


26%
11%
18%
24%
7%
14%
Equities
Tax exempt municipals
U.S. government bonds
Mortgage backed bonds
Corporate and other bonds
Short-term investments

At 12/31/02

- 82% fixed income ($600 million)
  - ✓ "AA" average quality
  - ✓ 3.8 years average duration
- 18% equities ($136 million)

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

Final Financial Facts

Compound Annual Growth Rate

(Periods Ending 12/31/02)	5Yr*	10Yr*
✓ Average Return on Beginning Equity	11.2%	11.3%
✓ Growth in Gross Written Premium	7.9%	14.1%
✓ Growth in Book Value per Share	10.8%	10.9%
✓ Growth in Market Value per Share	12.6%	9.7%
✓ Operating EPS Growth	3.5%	9.7%

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Positioned for Growth

Midland's specialty market leadership and expanding niche opportunities should combine to reward investors.


Positioned
for
Growth
Strong
Foundation
Product
Expansion
Strategic Alliances
Web-Enabled
Multi-Faceted Distribution
Specialty Product Focus
Superior Operating Results
Strong Balance Sheet

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

Key Investment Considerations

The Midland Company - MLAN (Nasdaq)

MIDLAND

- Specialty Insurance Company

  (American Modern Insurance Group)
- Target Defensible Niches
  - √ Market leader in manufactured housing insurance with over 35 years experience
  - √ Motorcycle, watercraft, dwelling fire, etc
  - √ Multiple distribution channels
  - √ "A+" (Superior) rating by A.M. Best
  - √ Ward's Top 50 P&C insurance companies
  - √ Forbes "200 Best Small Companies" in 2001
- Superior Growth and Underwriting Results
- Management Experience and Depth
- Attractive Valuation

Attractive Valuation

MIDLAND

	Midland	Selected Industry Group*
5-Year Average ROBE ('98 - '02)		
Operating ROBE	10.5%	8.8%
Total ROBE	11.2%	8.8%
2/28/03 Price (MLAN @ $18.85)		
Operating P/E Ratio * *	9.6x	12.6x
Price to Book Ratio * * *	1.1x	1.5x

* Represents 14 selected P&C companies - ALL, AFG, AIG, BWINB, CINF, HGIC, HMN, MCY, MKL, PGR, PHLY, RLI, SAFC, STFC (excludes changes greater than +/- 100%)

* * 2003 Consensus Operating Earnings and 2/28/03 Market

* * * 12/31/02 Book Value and 2/28/03 Market Value

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

MIDLAND

SunTrust Robinson Humphrey's 32nd Annual Institutional Conference

The Midland Company

Thank You

Investor Contact:
John I. Von Lehman
Executive Vice President
& Chief Financial Officer
(513) 943-7100 Fax: (513) 943-7111
e-mail: jvonlehman@amig.com

7000 Midland Boulevard
Amelia, Ohio 45102-2607
(513) 943-7100 Fax - (513) 943-7111
Mailing Address: P.O. Box 1256
Cincinnati, Ohio 45201-1256
www.midlandcompany.com